Exhibit 10.2

EXECUTION VERSION

SECURITY

AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of December 18, 2017 and entered into by and among ORBCOMM INC., a Delaware corporation (the “Borrower”), each of the other undersigned direct and indirect Subsidiaries of the Borrower (each of such undersigned Subsidiaries being referred to herein as a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”), each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of the Borrower, each Subsidiary Grantor and each Additional Grantor being referred to herein as a “Grantor” and, collectively, the “Grantors”) and JPMorgan Bank Chase Bank, N.A., solely in its capacity as Collateral Agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the Secured Parties. Each capitalized term used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in Section 33 of this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof).

PRELIMINARY STATEMENTS

Reference is made to that certain Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Collateral Agent and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”), pursuant to which the Administrative Agent may extend credit to the Borrower in the form of revolving loans and letters of credit. The Credit Agreement requires that the Grantors execute and deliver this Agreement. Each Grantor is the Borrower or an Affiliate of the Borrower and will derive substantial benefits from the making of loans pursuant to the Credit Agreement and is willing to execute and deliver this Agreement pursuant to the requirements of the Credit Agreement. Accordingly, the parties hereto agree as follows:

SECTION 1. Grant of Security.

(a) Collateral. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to all of the following personal property, in each case whether now owned or existing or hereafter acquired, possessed or arising, whether tangible or intangible, wherever located (all of which collectively shall hereinafter be referred to as the “Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(iv) all Documents;

(v) all General Intangibles, including Payment Intangibles and all Intellectual Property;

(vi) all Goods, including Inventory, Equipment, Farm Products and Fixtures;

(vii) all Instruments;

(viii) all Investment Property;

(ix) all Letter-of-Credit Rights and other Supporting Obligations;

(x) all Records;

(xi) all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto;

(xii) all books and records relating to any of the foregoing; and

(xiii) all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets (but in no event to include the Excluded Property).

(b) Excluded Property. Notwithstanding any other provision of this Agreement, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in or under, (i) any lease, license (including any Communications License or ownership or control thereof), contract or agreement to which such Grantor is a party or any property subject to a permitted purchase money security interest to which such Grantor is a party and any of its rights or interest thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such lease, license (including any Communications License or ownership or control thereof), contract, agreement or purchase money arrangement, be prohibited by or result in a breach or violation of (x) any law, rule or regulation applicable to such Grantor or (y) the terms or a condition of, or constitute a default or forfeiture under, or create a right of termination in favor of or require a consent of any other party to, such lease, capital lease, license (including any Communications License or ownership or control thereof), contract, permit, Instrument, Security or franchise or purchase money arrangement (other than, in each case, to the extent that any such law, rule, regulation, term or condition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided that immediately upon the ineffectiveness, lapse or termination of any such contractual or legal provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (ii) any of the outstanding Equity Interests issued by a Foreign Subsidiary or CFC Holding Company other than up to 65% of the outstanding Equity Interests of a first-tier Foreign Subsidiary or CFC Holding Company, (iii) any Equity Interests of a Person to the extent that, and for so long as (x) such Equity Interests constitute less than 100% of all Equity Interests of such Person, and the Person or Persons holding the remainder of such Equity Interests are not Subsidiaries or Affiliates of the Borrower and (y) the granting of a security interest hereunder in such Equity Interests would not be permitted by the terms of such issuing Person’s organizational or joint venture documents (other than, in each case, to the extent that any such law, rule, regulation, term or condition would be rendered ineffective pursuant to Sections 9-406, 9- 407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law

(including the Bankruptcy Code) or principles of equity), (iv) any motor vehicles and other assets subject to certificates of title, Letter of Credit Rights to the extent not constituting Supporting Obligations and Commercial Tort Claims with a claim value of less than $2,500,000 individually, (v) any “intent-to-use” trademark applications for which a statement of use or an amendment to allege use has not been filed (but only until such statement or amendment is filed), and solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of, or void, any registration that issues from such intent-to-use application under applicable federal law, (vi) (w) Excluded Deposit Accounts, (x) any leasehold real property, (y) any fee-owned real property having an individual fair market value not exceeding $2,500,000 (as reasonably determined by the Borrower in good faith and without requirement of delivery of an appraisal or other third- party valuation) and (z) any real property located outside of the United States; (vii) those assets as to which the Borrower reasonably determines in good faith that the cost of obtaining a security interest in or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby, which determination shall be communicated in writing to the Collateral Agent by the Borrower, and those assets with respect to which the granting of security interests in such assets would be prohibited by applicable law or regulation (other than, in each case, to the extent that any such law, rule, regulation, term or condition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; provided that notwithstanding the provisions set forth in clauses (i) through (viii) above, Excluded Property shall not include (and Collateral shall include) (A) any proceeds (as defined in the UCC) of any such assets referred to in clauses (i) through (viii) above except to the extent such proceeds constitute Excluded Property; (B) any asset or property that the Borrower or any Subsidiary Grantor has granted a Lien on or security interest in to secure any other First Priority Obligations; and (C) to the extent permitted by applicable law, and subject to the provisions of Section 18 hereof, any revenues, proceeds, products or receivables derived from business conducted pursuant to any such lease, license (or ownership or control thereof), contract or agreement referred to in clause (i) or (viii) above, the economic value of the Communications Licenses, including the proceeds derived from the sale of any Communications License or the transfer or assignment of ownership or control thereof (all such property excluded from Collateral pursuant to the foregoing clauses (i) through (viii), the “Excluded Property”).

SECTION 2. Security for Secured Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due and owing, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor.

SECTION 3. Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral and (c) the Collateral Agent shall not have any obligation or liability under any contracts, licenses and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties.

Each Grantor represents and warrants on and as of the date hereof as follows:

(a) Ownership of Collateral. Such Grantor owns its interests in the Collateral free and clear of any Lien, except for Permitted Liens and except to such extent as would not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes.

(b) Validity of Security Interest; Perfection. The security interests in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon the filing of UCC financing statements naming such Grantor as “debtor,” naming the Collateral Agent as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, the security interests in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties will constitute perfected security interests therein to the extent a security interest in such Collateral can be perfected by the filing of financing statements under the Uniform Commercial Codes as in effect in the states of such filing offices, prior to all other Liens (except for Permitted Liens). To the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Intellectual Property Collateral in the applicable IP Filing Office, the security interests granted to the Collateral Agent for the ratable benefit of the Secured Parties hereunder will constitute valid and perfected security interests in such Intellectual Property Collateral, prior to all other Liens (except for Permitted Liens). Notwithstanding anything to the contrary herein, no Grantor shall be required to make any filings or otherwise take any actions to perfect the Collateral Agent’s security interest in any registrations and applications for registration of Trademarks, Copyrights and Patents filed or acquired after the date hereof outside the United States or incur or reimburse any expenses in connection therewith.

(c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory; Extraordinary Transactions. As of the date hereof, such Grantor’s full legal name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e., corporation, limited partnership, etc.), jurisdiction of organization, chief executive office and organization number, if any, provided by the applicable Governmental Authority of the jurisdiction of organization are set forth on Schedule 3A annexed hereto. As of the date hereof, Schedule 3B annexed hereto lists any other legal name each Grantor has had in the past five years, including the legal name of any other Person to which such Grantor became the direct legal successor by merger in the past five years, in each case together with the date of the relevant change and any other name used by any Grantor on any filings with the Internal Revenue Service at any time in the past five years. Except as set forth on Schedule 3C, no Grantor has acquired all or substantially all the assets of another entity in the past five years. Except as set forth on Schedule 3D, no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

(d) Authorization, Consent, etc. As of the date hereof, no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral, except (x) for the filings contemplated in Section 4(b) above, (y) as may be required, in connection with the disposition of any Collateral, by applicable laws (including laws generally affecting the offering and sale of securities and non-U.S. laws with respect to Foreign Subsidiaries and Excluded Subsidiaries) and (z) for such authorizations, consents, approvals, notices and filings that would not reasonably be expected to result in a Material Adverse Effect.

(e) Securities Collateral. All of the Pledged Subsidiary Equity set forth on Schedule 4 annexed hereto has been validly issued and is fully paid and non-assessable to the extent such concepts are applicable in the jurisdictions of organization of the issuer of such Pledged Subsidiary Equity; as of the date hereof, all of the Pledged Subsidiary Debt set forth on Schedule 5 annexed hereto is the legally valid and binding obligation of the issuers thereof (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability); except as otherwise permitted under the Loan Documents, there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; Schedule 4 annexed hereto sets forth all of the Pledged Equity owned by each Grantor as of the date hereof (other than Equity Interests in Non-Material Foreign Subsidiaries), and the percentage ownership in each issuer thereof; and Schedule 5 annexed hereto sets forth all of the Pledged Debt evidenced by a promissory note valued in excess of $1,250,000 individually or $5,000,000 in the aggregate that is owned by such Grantor as of the date hereof.

(f) Intellectual Property Collateral. As of the date hereof, the Grantors own or have the right to use all Intellectual Property used in the conduct of their respective business. As of the date hereof, a true and correct list of all Trademark Registrations and applications for any Trademark Registrations owned by such Grantor and material to the conduct of the Grantor’s business as conducted or reasonably expected to be conducted is set forth on Schedule 6 annexed hereto; a list of all issued Patents and applications for any Patents owned by such Grantor and material to the conduct of the Grantor’s business as conducted or reasonably expected to be conducted is set forth on Schedule 7 annexed hereto; and a list of all Copyright Registrations and applications for Copyright Registrations owned by such Grantor and material to the conduct of the Grantor’s business as conducted or reasonably expected to be conducted is set forth on Schedule 8 annexed hereto. As of the date hereof, to each such Grantor’s knowledge, all Intellectual Property listed in Schedules 6, 7, and 8 is valid, subsisting, unexpired and enforceable and no event has occurred or failed to occur which permits, or after notice or lapse of time or both would permit, the revocation, termination, abandonment, or cancellation of any Intellectual Property Collateral of such Grantor (except any patents or registrations naturally expiring) and as of the date hereof no proceedings are currently pending before any Governmental Authority challenging the validity, enforceability, or scope of the assets themselves or such Grantor’s right to own or use any Intellectual Property Collateral of such Grantor, except, in each case, to the extent such revocation, termination or proceedings would not reasonably be expected to result in a Material Adverse Effect; as of the date hereof, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity or enforceability of such Grantor’s rights in any Intellectual Property Collateral; and except as set forth in Schedule 10 attached hereto, as of the date hereof, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property Collateral or the validity or effectiveness of any Intellectual Property Collateral, nor does Grantor know of any valid basis for such claim, except for such claims that in the aggregate would not reasonably be expected to result in a Material Adverse Effect. As of the date hereof, to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Intellectual Property Collateral except as would not reasonably be expected to have a Material Adverse Effect, and no action is pending in which such Grantor alleges any such infringement, misappropriation, dilution or other violation. Except as set forth in Schedule 10 attached hereto, as of the date hereof, the business of Grantors does not infringe, violate, misuse or misappropriate the rights in Intellectual Property owned or held by any Person, except for such claims and infringements that, in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(g) Chattel Paper. As of the date hereof, such Grantor has no interest in any Chattel Paper with a value in excess of $1,000,000 individually or $5,000,000 in the aggregate for all Grantors, except as set forth in Schedule 9 annexed hereto.

(h) FCC Licenses. As of the date hereof, attached hereto as Schedule 11 is a true and correct list of all of all FCC Licenses owned or held by each Grantor.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) on and as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of an IP Supplement or notice delivered pursuant to Section 5(c) hereof, such representations and warranties are made by such Grantor delivering such supplement or notice solely in respect of such identified Collateral as of the date of such supplement or notice.

SECTION 5. Further Assurances.

(a) Generally. Subject to the limitations contained herein and in the Intercreditor Agreement, each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver to the same extent delivered to the Collateral Agent all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest (including the priority thereof) granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing (except that the Grantors’ obligations expressly set forth in this sentence and otherwise herein with respect to particular types of Collateral shall be construed as limiting such Grantors’ obligations hereunder), each Grantor will: (i) deliver promptly (and in any event within 60 days) to the Collateral Agent all promissory notes and other debt Instruments owed to such Grantor with a value in excess of $1,000,000 individually or $5,000,000 in the aggregate for all Grantors (except for items to be deposited for collection) and, at the request of the Collateral Agent, all original counterparts of Chattel Paper in excess of $1,000,000 individually or $5,000,000 in the aggregate for all Grantors, duly endorsed (in the case of Instruments) and accompanied (in the case of Instruments) by duly executed instruments of transfer or assignment, (ii) (A) execute (if necessary), authorize the filing of (if applicable) and file such financing or continuation statements, or amendments thereto, (B) deliver promptly (and in any event within 60 days) such documents, instruments, notices, records and consents, and take such other actions, necessary to establish that the Collateral Agent has control over Electronic Chattel Paper (within the meaning of Section 9-105 of the UCC) of such Grantor with a fair market value in excess of $1,000,000 individually or $5,000,000 in the aggregate for all Grantors; provided that such control shall not be required if any third party consent or approval is needed to establish such control, and (C) deliver such other instruments or notices, in each case, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, and (iii) upon reasonable prior request by the Collateral Agent, allow inspection in accordance with and subject to the limitations set forth in the Loan Documents. Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” or “all assets of the Debtor, whether now existing or hereinafter arising” of such Grantor, or words of similar effect, and any transmitting utility filings) without the signature of any Grantor. Each Grantor hereby further authorizes the Collateral Agent to file any IP Security Agreements executed by such Grantor in connection herewith with the United States Patent and Trademark Office or United States Copyright Office (or any successor office).

Notwithstanding the foregoing authorizations, in no event shall the Collateral Agent or the Administrative Agent be obligated to prepare or file any financing statements or any documents with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office thereof) whatsoever, or to maintain the perfection of the security interest granted hereunder. Each Grantor agrees to prepare, record and file, at its own expense, financing statements (and amendments and continuation statements when applicable) and the documents with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office thereof), in each case with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state law or federal law in the case of filings with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office thereof) in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Agent.

(b) Securities Collateral. Subject to the limitations in Section 1 and the terms of the Intercreditor Agreement, without limiting the generality of the foregoing Section 5(a), each Grantor agrees that all certificates or Instruments representing or evidencing the Pledged Equity (other than Equity Interests in any Non-Material Foreign Subsidiaries or obtained in connection with the satisfaction of any claims of such Grantor) and Pledged Debt represented by a promissory note with value in excess of $1,000,000 individually or $5,000,000 in the aggregate for all Grantors shall be delivered promptly (and in any event within 60 days after such certificates or Instruments are in the possession of such Grantor) to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank. Any delivery to the Collateral Agent of any such certificates and Instruments shall be accompanied by supplements to Schedules 4 and/or 5 annexed hereto, as applicable; provided that the failure to deliver any such supplements shall not constitute a breach or default hereunder or under any other Loan Document.

(c) Intellectual Property Collateral. The Grantors shall promptly (and in any event within 60 days) notify the Collateral Agent in writing of any applications for registration of Intellectual Property filed or registrations of Intellectual Property acquired by such Grantor. In connection with the delivery of such notice, each Grantor shall execute and deliver to the Collateral Agent an IP Supplement covering any such Intellectual Property Collateral, and submit an IP Security Agreement for recordation with respect thereto in the applicable IP Filing Office; provided that the failure of any Grantor to execute an IP Supplement or submit an IP Security Agreement for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of the Collateral Agent therein or otherwise adversely affect the rights and remedies of the Collateral Agent hereunder with respect thereto. Upon delivery to the Collateral Agent of an IP Supplement, Schedules 6, 7 and 8 annexed hereto and Schedule A to each IP Security Agreement, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement.

(d) Commercial Tort Claims. Grantors have no Commercial Tort Claims valued in excess of $1,000,000 individually or $5,000,000 in the aggregate for all Grantors as of the date hereof, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claim with claim amount in excess of $1,000,000 or $5,000,000 in the aggregate for all Grantors and known to a Financial Officer of the Borrower, the Borrower shall promptly (and in any event within 60 days) notify the Collateral Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement (without further consent of any Person) by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 6. Certain Covenants of Grantors.

Each Grantor agrees promptly (and, in any event, in sufficient time to enable all filings to be made within any applicable statutory period, under the Uniform Commercial Code of any applicable jurisdiction, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, for the benefit of the Secured Parties) to (A) notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization or incorporation of any Grantor or (iv) in its organizational identification number (in the case of this clause (iv), to the extent an organizational identification number is required by applicable law to be disclosed on the UCC financing statements for such Grantor) and (B) make all filings within any applicable statutory period, under the UCC or otherwise, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, for the benefit of the Secured Parties with the same priority as immediately prior to such change.

SECTION 7. Special Covenants With Respect to Accounts.

Except as otherwise provided in this Section 7, each Grantor may continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that, subject to the terms of the Intercreditor Agreement, the Collateral Agent (acting on the instructions of the Lenders of a majority of the aggregate principal amount of any loans) shall have the right at any time (but not the obligation), upon the occurrence and during the continuation of an Event of Default and notice to Borrower and such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent, (ii) enforce collection of any such Accounts and (iii) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

SECTION 8. Special Covenants With Respect to the Securities Collateral.

(a) Form of Securities Collateral. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default and notice to Borrower, the Collateral Agent shall have the right at any time (but not the obligation) to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations. If any Securities Collateral consisting of Equity Interests in a Domestic Subsidiary is not a security as defined in Section 8-102(a)(15) of the UCC or pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without prior written notice thereof to the Collateral Agent and causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to the Collateral Agent as provided in Section 5(b).

(b) Voting and Distributions. Subject to the terms of the Intercreditor Agreement and except as provided in the immediately succeeding paragraph, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

(c) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default with respect to the Collateral Agent’s exercise of remedies with respect to the Collateral, upon prior written notice from the Collateral Agent to the Borrower and any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease (other than with respect to dividends, payments and proceeds expressly permitted by the Credit Agreement to be paid to a party other than the Collateral Agent or any Secured Party after the occurrence and during the continuance of an Event of Default), and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and (y) except as otherwise specified in the Credit Agreement or in such notice from the Collateral Agent, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive such dividends, other distributions, principal and interest payments. All dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be paid over to the Collateral Agent upon demand in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section shall be applied in accordance with the provisions of Section 15 of this Agreement. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (b) above and that remain in such account.

SECTION 9. Special Covenants With Respect to the Intellectual Property Collateral.

(a) With respect to Intellectual Property Collateral material to the conduct of the Grantors’ business as conducted or reasonably expected to be conducted, each Grantor shall, except to the extent permitted under the Credit Agreement:

(i) use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any such Intellectual Property Collateral acquired under such contracts;

(ii) take commercially reasonable steps to protect the secrecy of all material trade secrets owned by such Grantor relating to the products and services sold or delivered under or in connection with such Intellectual Property Collateral, including, where appropriate, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(iii) take commercially reasonable steps to use proper statutory notice in connection with its use of any of such Intellectual Property Collateral owned by such Grantor and products and services covered by such Intellectual Property Collateral owned by such Grantor, in each case to the extent necessary under applicable law to protect such Intellectual Property Collateral (or, with respect to Patents among such Intellectual Property Collateral licensed by such Grantor, in all material respects in accordance with the terms of the applicable license agreement); and

(iv) use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks owned by such Grantor (or, with respect to Trademarks licensed by such Grantor, in all material respects in accordance with the terms of the applicable license agreement).

(b) Except as otherwise provided in this Section 9, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take such action as such Grantor deems reasonably necessary or advisable to enforce collection of such amounts; provided that, subject to the terms of the Intercreditor Agreement, the Collateral Agent shall have the right (but not the obligation) at any time, after the occurrence and during the continuation of an Event of Default and upon prior written notice to the Borrower and such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Subject to the terms of the Intercreditor Agreement, after receipt by the Borrower and any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence after the occurrence and during the continuance of any Event of Default, (i) all amounts and proceeds (including checks and Instruments) received by such Grantor in respect of amounts due to such Grantor in respect of such Intellectual Property Collateral or any portion thereof shall be received for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be paid over or delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 15 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(c) Each Grantor shall diligently prosecute and maintain (including by filing any applicable renewals), unless and until such Grantor, in its reasonable business judgment, decides otherwise, (i) any registration or application for registration relating to any of the Intellectual Property Collateral owned by such Grantor and set forth on Schedule 6, 7 or 8 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its reasonable business judgment that it shall not seek registration), and (iii) any application pending on any future patentable but unpatented innovation or invention comprising material Intellectual Property Collateral owned by such Grantor. Any expenses incurred in connection therewith shall be borne solely by Grantors.

(d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or opposition, cancellation, reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral.

(e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, hereby assigns, transfers and conveys to the Collateral Agent the nonexclusive right and license to use all Trademarks, trade names, Copyrights, Patents or technical processes (including the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, subject, with respect to Trademarks, to reasonable quality control in favor of such Grantor, all to the extent necessary to enable the Collateral Agent to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral; provided, however, that to the extent the assignment, transfer or conveyance of such license would violate the terms of any agreement to which any Grantor is a party or otherwise bound, no such assignment, transfer or conveyance shall be deemed granted with respect to the Intellectual Property that is subject to such agreement. This right shall inure to the benefit of all permitted successors, assigns and transferees of the Collateral Agent and its permitted successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor’s request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form reasonably satisfactory to the Collateral Agent pursuant to which (i) the Collateral Agent shall agree not to disturb or interfere with such licensee’s rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of the Collateral Agent and the other terms of this Agreement.

SECTION 10. Collateral Agent Appointed Attorney-in-Fact.

Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of this Agreement or the Credit Agreement in accordance with the terms hereof or thereof) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right (but not the obligation), upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Borrower or Grantor of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor:

(a) to obtain and adjust insurance required to be maintained by such Grantor pursuant to the Credit Agreement;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give a quittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Collateral Agent with respect to any of the Collateral;

(e) to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Credit Agreement and Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately upon demand;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and Grantors’ expense, at any time or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 11. Collateral Agent May Perform.

If any Grantor fails to materially perform any agreement contained herein, with regard to the Collateral, the Collateral Agent may (but shall have no obligation to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable pursuant to the Credit Agreement.

SECTION 12. Standard of Care.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

SECTION 13. Remedies.

(a) Generally. If any Event of Default shall have occurred and be continuing (and subject to any notices to the Borrower in accordance with Section 9.01 of the Credit Agreement), subject to the terms of the Intercreditor Agreement, the Collateral Agent may (but shall not be obligated to), subject to Section 20 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (but shall not be obligated to) (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon reasonable request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, provided that the Collateral Agent shall use commercially reasonable efforts to provide the applicable Grantor with notice thereof prior to or promptly after such entry, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate, provided that the Collateral Agent shall use commercially reasonable efforts to provide the applicable Grantor with notice thereof prior to or promptly after such preparation, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, provided that the Collateral Agent shall use commercially reasonable efforts to provide the applicable Grantor with notice thereof prior to or promptly after such possession or occupation and (v) without further notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent may be the purchaser of any or all of the Collateral at any such sale and the Collateral Agent shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees, to the extent permitted by applicable law, that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives, to the extent permitted by applicable law, any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees, to the extent permitted by applicable law, that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Collateral Agent shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

SECTION 14. Additional Remedies for Intellectual Property Collateral.

(a) Anything contained herein to the contrary notwithstanding, subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default and the delivery of notice to the Borrower in accordance with Section 9.01 of the Credit Agreement, (i) the Collateral Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Collateral Agent or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement, (ii) upon written demand from the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement, and (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Collateral Agent of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, the Collateral Agent shall promptly execute and deliver to such Grantor such assignments (at the sole cost and expense of such Grantor) as may be reasonably requested by such Grantor to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided, further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Collateral Agent and Permitted Liens.

SECTION 15. Application of Proceeds.

(a) The Collateral Agent shall, subject to the Intercreditor Agreement or any other intercreditor agreement to which the Collateral Agent is party in respect of the Secured Obligations, apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in the following order of priority:

(i) first, to amounts owing to the Collateral Agent in its capacity as such in accordance with the terms hereof and the Credit Agreement and to amounts owing to the Administrative Agent in its capacity as such in accordance with the terms of the Credit Agreement;

(ii) second, to the payment in full of the Secured Obligations and any breakage, termination or other payments due under Cash Management Agreements (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amount of the Secured Obligations owed to them on the date of any such distribution); and

(iii) third, to the Borrower and/or other persons entitled thereto.

(b) If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 15.

(c) Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money therefor by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 16. Indemnity and Expenses.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in the Credit Agreement and references to “the Borrower” therein shall be read as if they were references to each Grantor and references to “the Administrative Agent” therein shall be read as if they were references to the Collateral Agent.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower and each Grantor agree to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transactions (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (y) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as Collateral Agent, Administrative Agent or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee).

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 16 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 16 shall be payable within ten days of written demand therefor. This Section 16 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

SECTION 17. Continuing Security Interest; Termination and Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the release of such security interest in the Collateral, as provided in Section 9.02(c) of the Credit Agreement, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its permitted successors, transferees and permitted assigns.

(b) The Liens securing the Secured Obligations will be released, in whole or in part, as provided in Section 9.02(c) of the Credit Agreement.

(c) In connection with any termination, release or subordination pursuant to paragraph (b) of this Section 17, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination, release or subordination. Any execution and delivery of documents pursuant to this Section 17 shall be without recourse to or warranty by the Collateral Agent.

(d) Upon receipt by the Collateral Agent of an officer’s certificate duly executed by the Borrower certifying that a termination, release or subordination as described in this Section 17 has occurred with respect to a Grantor, the Collateral Agent shall proceed in accordance with paragraph (c) of this Section 17.

SECTION 18. Communications Regulatory Matters.

(a) Notwithstanding any other provision of this Agreement, the Grantors and the Collateral Agent, on behalf of the Secured Parties, agree that the consummation of any foreclosure by the Collateral Agent in respect of any security interest encompassing the economic value of any Communications License, including the proceeds derived from the sale of any Communications License, or the transfer or assignment of ownership or control thereof, could be deemed under applicable law to require prior Communications Regulatory Authority approval in one or more countries. The Collateral Agent hereby: agrees that to the extent prior Communications Regulatory Authority approval is required pursuant to any applicable law as shall be determined by the holder of any subject Communications License after reasonable consultation with the Collateral Agent for (i) the operation and effectiveness of any grant, right or remedy under any security interest granted hereunder, or (ii) taking any action that may be taken by the Collateral Agent hereunder, such grant, right, remedy or actions will be subject to such prior Communications Regulatory Authority approval having been obtained by the holder of any subject Communications License and the respective intended assignee or transferee thereof; and (b) acknowledges that to the extent required by applicable law, the voting rights in certain pledged equity constituting Collateral, as well as de jure, de facto and negative control over any Communications License shall remain with the Borrower and the Grantors even in the event of a Default, but only until such time as all required prior Communications Regulatory Authority approvals shall have been obtained to permit the exercise of security holder rights by a purchaser at a public or private sale of certain pledged equity constituting Collateral or to the exercise of such rights by a receiver, trustee, conservator or other agent duly appointed in accordance with the applicable law. The Grantors hereby agree, upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, as directed by and on behalf of the Secured Parties, (a) to file or cause to be filed such applications or other submissions necessary to apply for any required prior Communications Regulatory Authority approval, (b) to take such other actions reasonably required by the Collateral Agent, to obtain such Communications Regulatory Authority approvals, and (c) to use their commercially reasonable best efforts to assist in obtaining any other required approval of the applicable Communications Regulatory Authority, if required, for any action or transactions contemplated hereby, including, without limitation, the preparation, execution and filing with any Communications Regulatory Authority of the designated assignor’s or transferor’s portion of any application for consent to the assignment or transfer of control of any Communications License or the assignment or transfer of control of any portion of the Collateral, relating to any Communications License.

(b) The Grantors acknowledge that compliance with the provisions of Section 18(a) is integral to the Secured Parties’ realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Grantors to comply with the provisions of this Section 18 and that such failure would not be adequately compensable in damages, and therefore agree that this section may be specifically enforced.

SECTION 20. Collateral Agent as Agent.

By acceptance of the benefits of this Agreement and any other Collateral Document, each Secured Party (whether or not a signatory hereto) (a) appoints the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) confirms that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of powers, rights and remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto (including, without limitation, entering into the Intercreditor Agreement on behalf of the Secured Parties), (c) agrees that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) agrees to be bound by the terms of this Agreement and any other Collateral Document.

SECTION 21. Additional Grantors.

The initial Grantors hereunder shall be the Borrower and such of its Subsidiaries as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of the Borrower may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to the Collateral Agent, notice of which is hereby waived by the Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 22. Amendments; Etc.

(a) No failure or delay by the Collateral Agent or other Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, any Lender and any other Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 22, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the issuance of a note or the issuance of any Future First Lien Indebtedness shall not be construed as a waiver of any Event of Default, regardless of whether the Collateral Agent, any Lender or the Administrative Agent may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with the terms of the Credit Agreement.

SECTION 23. Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 24. Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25. Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26. Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 28. Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL BE INSTITUTED IN ANY STATE OR FEDERAL COURT IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 29. Waiver of Jury Trial.

THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

SECTION 30. Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 31. Conflicts; Intercreditor Agreements.

Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement (or any other intercreditor agreement to which the Collateral Agent is party in respect of the Secured Obligations). In the event of any conflict between the terms of the Intercreditor Agreement (or such other intercreditor agreement) and the terms of this Agreement, the terms of the Intercreditor Agreement (or such other intercreditor agreement) shall govern and control. Notwithstanding anything herein to the contrary, so long as the Intercreditor Agreement is outstanding, the requirements of this Agreement to deliver Pledged Equity or Pledged Debt and any certificates, instruments or documents in relation thereto to the Collateral Agent shall be deemed satisfied by delivery of such Pledged Equity, Pledged Debt, certificates, instruments or documents in relation thereto to the Controlling Collateral Agent (as defined in the Intercreditor Agreement) (as Bailee for the Collateral Agent) as provided in the Intercreditor Agreement.

SECTION 32. Concerning the Collateral Agent.

Article 8 of the Credit Agreement concerning the Collateral Agent is incorporated herein mutatis mutandis, except that references therein to (i) “Lenders” shall be references herein to “Secured Parties” and (ii) “Borrower” and “Guarantor” shall be references herein to “Grantor” as context dictates.

SECTION 33. Definitions.

(a) Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof). Unless the context otherwise requires:

(i)	a term has the meaning assigned to it;

(ii)	an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(iii)	“or” is not exclusive;

(iv)	words in the singular include the plural, and in the plural include the singular;

(v)	“herein,” “hereof” and other word of similar import refer to this Agreement as a whole and not to any particular Section, Article or other subdivision;

(vi)	all references to Sections or Articles or Exhibits refer to Sections or Articles or Exhibits of or to this Agreement unless otherwise indicated; and

(vii)	references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time.

(b) In addition, the following terms used in this Agreement shall have the following meanings.

“Additional Grantor” means a Subsidiary of the Borrower that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“CFC Holding Company” means any Domestic Restricted Subsidiary the assets of which consist of primarily of (x) Equity Interests of Foreign Subsidiaries and/or (y) of other Domestic Subsidiaries so long as the assets of any such other Domestic Subsidiary consist primarily of Equity Interests of Foreign Subsidiaries and/or other CFC Holding Companies.

“Collateral” has the meaning set forth in Section 1 hereof.

“Copyright Registrations” means all Copyright registrations issued to any Grantor and applications for Copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 8 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all rights under copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of the Collateral Agent for past, present and future infringements of the Copyrights and any such rights.

“Copyrights” means all items under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, those subject of the registrations set forth on Schedule 8 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Counterpart” means a counterpart to this Agreement entered into by a Subsidiary of the Borrower pursuant to Section 21 hereof.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this

Agreement.

“Excluded Deposit Accounts” shall mean deposit accounts (a) exclusively used for paying payroll and payroll and withholding taxes relating thereto and making employee benefit payments, (b) exclusively used as an escrow account or fiduciary or trust account for the benefit of third parties or (c) any zero-balance disbursement account (i.e., any account used solely for disbursement purposes in which balance of zero is maintained by automatically transferring funds from another account in an amount only large enough to cover checks presented).

“Excluded Property” has the meaning set forth in Section 1(b).

“Intellectual Property” means:

(a) Copyrights, Copyright Registrations and Copyright Rights;

(b) Patents;

(c) Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith;

(d) all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; software, source code and object code and all other intellectual property and similar proprietary rights (whether domestic or foreign), including: the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment of any of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto and all agreements relating to the license, ownership, development, use or disclosure of any of the foregoing; and

(e) Proceeds thereof.

“Intellectual Property Collateral” means, with respect to any Grantor, all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all Intellectual Property and all proceeds thereof.

“IP Security Agreement” means a Trademark Security Agreement, substantially in the form of Exhibit I annexed hereto, and a Patent Security Agreement, substantially in the form of Exhibit II annexed hereto, and a Copyright Security Agreement, substantially in the form of Exhibit III annexed hereto.

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit IV annexed hereto.

“IP Filing Office” means the U.S. patent and trademark offices.

“Non-Material Foreign Subsidiaries” means, at any date of determination, Foreign Subsidiaries of the Borrower that are Restricted Subsidiaries such that (i) the consolidated total assets of all Non-Material Foreign Subsidiaries as of the last day of the then most recent fiscal year of the Borrower for which financial statements have been delivered (or, if prior to the first such delivery, the pro forma financial statements delivered on or prior to the date hereof) does not exceed 5% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date, determined on a Pro Forma Basis and (ii) the consolidated revenues (other than revenues generated from the sale or license of property between any of the Borrower and its Restricted Subsidiaries) of all Non-Material Foreign Subsidiaries for the then most recent fiscal year of the Borrower for which financial statements have been delivered (or, if prior to the first such delivery, the pro forma financial statements delivered on or prior to the date hereof) does not exceed 5% of the consolidated revenues (other than revenues generated from the sale or license of property between any of the Borrower and its Subsidiaries) of the Borrower and the Restricted Subsidiaries for such period, determined on a Pro Forma Basis.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including the patents and patent applications set forth on Schedule 7 annexed hereto, as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Permitted Liens” means any Liens permitted under the Credit Documents.

“Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 5 annexed hereto, as the same may be amended or supplemented from time to time and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor, but excluding any Excluded Property.

“Pledged Equity” means all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 4 annexed hereto, as the same may be amended or supplemented from time to time, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor, but excluding any Excluded Property.

“Pledged Subsidiary Debt” means Pledged Debt owed to a Grantor by any obligor that is a Restricted Subsidiary or that controls.

“Pledged Subsidiary Equity” means Pledged Equity in a Person that is a direct Restricted Subsidiary of a Grantor.

“Revolver” has the meaning set forth in the preliminary statements hereto.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property constituting collateral, in each case, in which such Grantor has an interest.

“Trademark Registrations” means all Trademark registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations and applications set forth on Schedule 6 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Trademarks” means all trademarks, service marks, designs, logos, indicia of origin, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 6 annexed hereto, as the same may be amended pursuant hereto from time to time).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

[Signature Pages Follow]

BORROWER:

ORBCOMM INC.

By: /s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President
& Chief Financial Officer

[Signature Page to Security Agreement]

GRANTORS:

ORBCOMM LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM License Corp.

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM International Holdings LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM International Holdings 1 LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM International Holdings 2 LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM International Holdings 3 LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Security Agreement]

ORBCOMM Africa LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM AIS LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM Central America Holdings LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM China LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM CIS LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM India LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Security Agreement]

ORBCOMM Networks, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM SENS, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

ORBCOMM South Africa Gateway Company LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

Ameriscan, Inc.

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

GlobalTrak, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

InSync Software, Inc.

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Security Agreement]

MobileNet, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

SKGTIC Holdings, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

StarTrak Information Technologies, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

StarTrak Logistics Management Solutions, LLC By: its sole member StarTrak Information Technologies, LLC, by its sole member Orbcomm Inc.

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

WAM Solutions, LLC
By: ORBCOMM INC., its sole member

By	/s/ Robert Costantini
Name: Robert Costantini
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Security Agreement]

JPMORGAN CHASE BANK, N.A., as Initial Additional Collateral Agent and Initial Additional Agent

By:	/s/ James J. McDonnell
Name: James J. McDonnell
Title: Authorized Signer

[Signature Page to Security Agreement]

SCHEDULES TO SECURITY AGREEMENT

Schedule 1	Commercial Tort Claims Schedule 2 Filing Offices

Schedule 3A	Office Locations, Type and Jurisdiction of Organization

Schedule 3B	Prior Organizational Names/Changes in Identity

Schedule 3C	Acquisitions

Schedule 3D	Transmitting Utilities

Schedule 4	Pledged Equity

Schedule 5	Pledged Debt

Schedule 6	Registered Trademarks and Trademark Applications

Schedule 7	Patents and Patent Applications

Schedule 8	Copyrights

Schedule 9	Chattel Paper

Schedule 10	Intellectual Property Claims

Schedule 11	FCC Licenses

SCHEDULE 1

TO

SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

SCHEDULE 2

TO

SECURITY AGREEMENT

FILING OFFICES

Grantor	Filing Offices
Ameriscan, Inc.	Delaware
GlobalTrak, LLC	Delaware
InSync Software, Inc.	Delaware
MobileNet, LLC	Delaware
ORBCOMM AFRICA LLC	Delaware
ORBCOMM AIS LLC	Delaware
ORBCOMM Central America Holdings LLC	Delaware
ORBCOMM China LLC	Delaware
ORBCOMM CIS LLC	Delaware
ORBCOMM INDIA LLC	Delaware
ORBCOMM International Holdings 1 LLC	Delaware
ORBCOMM International Holdings 2 LLC	Delaware
ORBCOMM International Holdings 3 LLC	Delaware
ORBCOMM International Holdings LLC	Delaware
ORBCOMM License Corp.	Delaware
ORBCOMM LLC	Delaware
ORBCOMM INC.	Delaware
ORBCOMM Networks, LLC	Delaware
ORBCOMM SENS, LLC	Delaware
ORBCOMM South Africa Gateway Company LLC	Delaware
SKGTIC Holdings, LLC	Delaware
StarTrak Information Technologies, LLC	Delaware
StarTrak Logistics Management Solutions, LLC	Delaware
WAM Solutions, LLC	Delaware

Schedule 2-1

SCHEDULE 3A

TO

SECURITY AGREEMENT

OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

Name of Grantor	Type of Organization	Jurisdiction of Organization	State Organization Number	Chief Executive Office
ORBCOMM Inc.	Corporation	Delaware	3716530	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM LLC	Limited liability company	Delaware	3377650	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM License Corp.	Corporation	Delaware	3377651	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM International Holdings LLC	Limited liability company	Delaware	4113817	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM International Holdings 1 LLC	Limited liability company	Delaware	4272652	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM International Holdings 2 LLC	Limited liability company	Delaware	4272657	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM International Holdings 3 LLC	Limited liability company	Delaware	4272660	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM Africa LLC	Limited liability company	Delaware	4634089	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM AIS LLC	Limited liability company	Delaware	4589558	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM Central America Holdings LLC	Limited liability company	Delaware	4113814	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM China LLC	Limited liability company	Delaware	4369981	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

Schedule 3A-1

ORBCOMM CIS LLC	Limited liability company	Delaware	4376240	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM India LLC	Limited liability company	Delaware	4663170	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM Networks, LLC	Limited liability company	Delaware	4349495	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM SENS, LLC	Limited liability company	Delaware	5404931	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

ORBCOMM South Africa Gateway Company LLC	Limited liability company	Delaware	4365710	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

Ameriscan, Inc.	Corporation	Delaware	4042105	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

GlobalTrak, LLC	Limited liability company	Delaware	5308092	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

InSync Software, Inc.	Corporation	Delaware	3613899	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

MobileNet, LLC	Limited liability company	Delaware	5308095	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

SKGTIC Holdings, LLC	Limited liability company	Delaware	5956636	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

StarTrak Information Technologies, LLC	Limited liability company	Delaware	4931715	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

StarTrak Logistics Management Solutions, LLC	Limited liability company	Delaware	5075436	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

WAM Solutions, LLC	Limited liability company	Delaware	5821273	395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

Veriot LLC	Limited liability company	Delaware		395 West Passaic Street, Suite 325 Rochelle Park, New Jersey 07662

Schedule 3A-2

SCHEDULE 3B

TO

SECURITY AGREEMENT

PRIOR ORGANIZATIONAL NAMES / CHANGES IN IDENTITY

Grantor	Previous Name (Date of Change) in Past 5 Years
ORBCOMM Networks, LLC	ORBCOMM Terrestrial LLC (August 26, 2015)

GlobalTrack, LLC	GlobalTrack Acquisition, LLC (April 5, 2013)

MobileNet, LLC	MobileNet Acquisition, LLC (April 5, 2013)

WAM Solutions, LLC	Ridgeley Holdings, LLC (December 10, 2015)

Schedule 3B-1

SCHEDULE 3C

TO

SECURITY AGREEMENT

ACQUISITIONS

Grantor	Acquisition (Date of Transaction) in Past 5 Years
ORBCOMM Inc.	Blue Tree Systems Limited (Ireland) (October 2, 2017) (By newly-formed wholly-owned ORBCOMM Inc. subsidiary ORBCOMM Technology Ireland Limited (Ireland))

ORBCOMM Inc.	Substantially all assets of inthinc Technology Solutions, Inc. (June 9, 2017)

SKGTIC Holdings, LLC	Substantially all assets of Skygistics Pty. Ltd. (South Africa)(May 26, 2016)

WAM Solutions, LLC	WAM Technologies, LLC (October 6, 2015)

ORBCOMM Inc.	InSync Software, Inc. (January 15, 2015)

ORBCOMM Inc.	SkyWave Mobile Communications Inc. (ON, Canada)(January 1, 2015)

ORBCOMM Inc.	Euroscan Holding B.V. (Netherlands) (March 11, 2014) (By newly—formed wholly-owned ORBCOMM Inc. subsidiary ORBCOMM Netherlands B.V. (Netherlands))

ORBCOMM SENS, LLC	Substantially all Sensor Enabled Notification System (“SENS”) business unit assets of Comtech Mobile Datacom Corporation (October 1, 2013)

GlobalTrack, LLC	Substantially all GlobalTrack business unit assets of System Planning Corp. (April 3, 2013)

MobileNet, LLC	MobileNet, Inc. (April 1, 2013)

Schedule 3C-1

SCHEDULE 3D

TO

SECURITY AGREEMENT

TRANSMITTING UTILITIES

Grantor	Transmitting Utility Y/N
ORBCOMM Inc.	Yes
ORBCOMM LLC	Yes
ORBCOMM License Corp.	Yes
ORBCOMM International Holdings LLC	No
ORBCOMM International Holdings 1 LLC	No
ORBCOMM International Holdings 2 LLC	No
ORBCOMM International Holdings 3 LLC	No
ORBCOMM Africa LLC	No
ORBCOMM AIS LLC	No
ORBCOMM Central America Holdings LLC	No
ORBCOMM China LLC	No
ORBCOMM CIS LLC	No
ORBCOMM India LLC	No
ORBCOMM Networks, LLC	Yes
ORBCOMM SENS, LLC	Yes
ORBCOMM South Africa Gateway Company LLC	No
Ameriscan, Inc.	No
GlobalTrak, LLC	Yes
InSync Software, Inc.	No
MobileNet, LLC	Yes
SKGTIC Holdings, LLC	No
StarTrak Information Technologies, LLC	Yes
StarTrak Logistics Management Solutions, LLC	Yes
WAM Solutions, LLC	Yes

Schedule 3D-1

SCHEDULE 4

TO

SECURITY AGREEMENT

PLEDGED EQUITY

Owner/Grantor	Pledged Entity	Percentage Owned	Percentage Pledged
ORBCOMM Inc.	ORBCOMM LLC	100	100
ORBCOMM Inc.	ORBCOMM Africa LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM AIS LLC	100	100
ORBCOMM Inc.	ORBCOMM Central America Holdings LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM China LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM CIS LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM India LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM International Holdings 1 LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM International Holdings 2 LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM International Holdings 3 LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM International Holdings LLC	100	65 (NFC)
ORBCOMM Inc.	ORBCOMM Networks, LLC	100	100
ORBCOMM Inc.	ORBCOMM SENS, LLC	100	100
ORBCOMM Inc.	ORBCOMM South Africa Gateway Company LLC	100	100
ORBCOMM Inc.	Ameriscan, Inc.	100	100
ORBCOMM Inc.	GlobalTrak, LLC	100	100
ORBCOMM Inc.	InSync Software, Inc.	100	100
ORBCOMM Inc.	MobileNet, LLC	100	100
ORBCOMM Inc.	SKGTIC Holdings, LLC	100	65 (NFC)
ORBCOMM Inc.	StarTrak Information Technologies, LLC	100	100
ORBCOMM Inc.	WAM Solutions, LLC	100	100

Schedule 4-1

ORBCOMM LLC	ORBCOMM License Corp.	100	100
StarTrak Information Technologies, LLC	StarTrak Logistics Management Solutions, LLC	100	100
ORBCOMM Inc.	Satcom International Group, Plc.	100	65 (1TFS)
ORBCOMM Inc.	ORBCOMM Australia Gateway Company, Pty. Ltd.	100	65 (1TFS)
ORBCOMM Inc.	ORBCOMM Netherlands B.V.	100	65 (1TFS)
ORBCOMM Inc.	ORBCOMM Technology Ireland Limited	100	100
ORBCOMM Inc.	Inthinc LLC	100	100

SCHEDULE 5

TO

SECURITY AGREEMENT

PLEDGED DEBT

None.

Schedule 5-1

SCHEDULE 6

TO

SECURITY AGREEMENT

REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

See attached

Schedule 6-1

Schedule 6

Worldwide Trademark and Service Mark Registrations and Applications

Owner	Trademark	Country	Appln. No./ Filing Date	Reg. No./ Reg. Date	Status	Class/Goods and Services
PAR Technology Corporation	CARGOWATCH	Canada	1196597 12-Nov-2003	TMA698295 12-Oct-2007	Registered; renewal due 12-Oct-2022	N/A: Container tracking system made up of hardware including electronic container identification tags, electronic seals, and sensors, and software for tracking location of containers during transport, and acquiring, storing, and processing container security and safety data; providing information on the location of containers in transport over a global computer network.

PAR Technology Corporation	CARGOWATCH	China (People’s Republic)	3965629 18-Mar-2004	3965629 14-Jan-2007	Registered; renewal due 13-Jan-2017	39: Providing information on the location of containers in transport over a global computer network.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	China (People’s Republic)	3965610 18-Mar-2004	3965610 21-Apr-2006	Registered; renewal due 20-Apr-2026	9: Container tracking system made up of hardware including electronic container identification tags, electronic seals, and sensors, and software for tracking location of containers during transport, and acquiring, storing, and processing container security and safety data.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	European Union (Community)	003537958 11-Nov-2003	003537958 15-Mar-2006	Registered; renewal due 11-Nov-2023

9: Container tracking system made up of hardware including electronic container identification tags, electronic seals, and sensors, and software for tracking location of container during transport, and acquiring, storing, and processing container security and safety data.

39: Providing information on the location of containers in transport over a global computer network.

Owner	Trademark	Country	Appln. No./ Filing Date	Reg. No./ Reg. Date	Status	Class/Goods and Services
StarTrak Logistics Management Solutions, LLC	CARGOWATCH	India	1258844 01-Jan-2004	1258844 08-Sep-2008	Registered; renewal due 01-Jan-2024

9: Container tracking system made up of hardware including electronic container identification tags, electronic seals, and sensors, and software for tracking location of container during transport, and acquiring, storing, and processing container security and safety data.

39: Providing information on the location of containers in transport over a global computer network.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	Japan	2004000530 06-Jan-2004	4990544 29-Sep-2006	Registered; renewal due 29-Sep-2026

9: Container tracking system made up of hardware including electronic container identification tags, electronic seals, and sensors, and software for tracking location of container during transport, and acquiring, storing, and processing container security and safety data.

39: Providing information on the location of containers in transport over a global computer network.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	Mexico	656988 29-May-2007	1016796 07-Dec-2007	Registered; renewal due 29-May-2017	39: Providing information on the location of containers in transport over a global computer network.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	Mexico	656989 19-May-2004	877304 22-Apr-2005	Registered; renewal due 19-May-2024	9: Container tracking system made up of hardware including electronic container identification tags, electronic seals, and sensors, and software for tracking location of container during transport, and acquiring, storing, and processing container security and safety data.

Owner	Trademark	Country	Appln. No./ Filing Date	Reg. No./ Reg. Date	Status	Class/Goods and Services
StarTrak Logistics Management Solutions, LLC	CARGOWATCH	Singapore	T03/18357G 12-Nov-2003	T03/18357G 07-Sep-2004	Registered; renewal due 12-Nov-2023	9: Container tracking system comprising computer hardware, electronic container identification tags, electronic seals, sensors, and computer software for tracking location of containers during transport, as well as for acquiring, storing, and processing container security and safety data; data storage and data processing media, devices and apparatuses; computer software for the aforesaid goods; parts and fittings for all the aforesaid goods.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	Singapore	T03/18358E 12-Nov-2003	T03/18358E 14-Sep-2004	Registered; renewal due 12-Nov-2023	39: Providing information on the location of containers in transport over a global computer network.

StarTrak Logistics Management Solutions, LLC	CARGOWATCH	United States of America	78/226712 18-Mar-2003	2983874 09-Aug-2005	Registered; renewal due 09-Aug-2025

9: Container tracking system made up of hardware, namely electronic container identification tags, electronic seals, and sensors, and software for tracking location of containers during transport, and acquiring, storing, and processing container security and safety data.

35: Providing information on the location of containers in transport over a global computer network.

Owner	Trademark	Country	Appln. No./ Filing Date	Reg. No./ Reg. Date	Status	Class/Goods and Services
Orbcomm LLC	GLOBALTRAK	United States of America	78/375471 27-Feb-2004	3091104 09-May-2006	Registered; renewal during grace period due 09-Nov-2016	9: Electronic intermodal transportation shipping container security and tracking system for monitoring and reporting on the condition and precise location of sealed/enclosed shipment devices and their contents during transit from point of container stuffing to point of final deconsolidation comprised of sensors for monitoring the conditions within the container, a data- processing controller with logging capability, for collecting, storing, and processing the sensor data and declaring alarms, a two-way communications device, which is capable of passing and receiving data and text messages from inside the container, and an internal or external modem with antenna, which is capable of communicating locally as well as to and from remote communication interfaces, for indicating the precise location of the container and for passing and reporting status and alarms to handheld or portal reading devices and to wireless cellular or satellite communications devices, which can then transmit to a central monitoring and response location for collection, consolidation, processing, analysis, and possible further communication of an appropriate response.

Startrak Information Technologies, LLC	HEALTHTRAK	United States of America	75/579868 30-Oct-1998	2309041 18-Jan-2000	Registered; renewal due 18-Jan-2020	35: Online computerized tracking and tracing of the health of rail cars, via satellite.

Orbcomm LLC	ORBCOMM ORBCOMM	United States of America	74/333640 23-Nov-1992	1997245 27-Aug-1996	Registered; renewal due 27-Aug-2026	38: Providing communications among user terminals by means of a system employing orbiting satellites.

Owner	Trademark	Country	Appln. No./ Filing Date	Reg. No./ Reg. Date	Status	Class/Goods and Services
Orbcomm LLC	ORBCOMM	United States of America	75/127471 01-Jul-1996	2449364 08-May-2001	Registered; renewal due 08-May-2021	9: Computer hardware and computer software for composing, formatting, transmitting and receiving messages for providing or using wired or wireless communication services; computer software for record keeping and invoicing relating to users of wired or wireless communication equipment.

ORBCOMM LLC	ORBCOMM (logo)	United States of America	87/275,122 20-Dec-2017	5264615 15-Aug-2027	Registered	9: Computer hardware and computer software for composing, formatting, transmitting and receiving messages for providing or using wired or wireless communication services; computer software for record keeping and invoicing relating to users of wired or wireless communication equipment

Startrak Information Technologies, LLC	REEFERTRAK	United States of America	77/179265 11-May-2007	3514803 14-Oct-2008	Registered; renewal due 14-Oct-2018	35: Providing electronic tracking of freight information to others.

Orbcomm LLC	Veriot	United States of America	87336773 15-Feb-2017	87336773	Pending	9: GPS tracking devices.

SCHEDULE 7

TO

SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

See attached.

Schedule 7-1

Schedule 7

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
ORBCOMM Inc.	US	Granted	11/806,267	05/30/2007	Space Based Monitoring of Global Maritime Shipping Using Automatic Identification System	7,809,370	10/05/2010

ORBCOMM Inc.	US	Pending	11/806,268	05/30/2007	Space Based Network for Detection and Monitoring of Global Maritime Shipping Using Automatic Identification System

ORBCOMM LLC1	US	Granted	09/261,729	03/03/1999	Method and Apparatus for Managing a Constellation of Satellites in Low Earth Orbit	6,275,677	08/14/2001

ORBCOMM LLC2	US	Granted	09/514,058	02/25/2000	Method for Global Routing of Electronic Messages by Encoding an Originator’s Indicia with Identification of a Corresponding Service Provider from Stored Database in a Gateway Control Center	6,594,706	07/15/2003

ORBCOMM LLC3	US	Granted	09/517,813	03/02/2000	Method of Random Access Communication Using Subbanding and Variable Length Messages	7,024,190	04/04/2006

STARTRAK INFORMATION TECHNOLOGIES, LLC	AU	Pending	2008326299	21-Nov-2008	DISPLAY AND MANAGEMENT OF EVENTS IN TRANSPORT REFRIGERATION UNITS

STARTRAK INFORMATION TECHNOLOGIES, LLC	CA	Pending	2,744,598	21-Nov-2008	DISPLAY AND MANAGEMENT OF EVENTS IN TRANSPORT REFRIGERATION UNITS

STARTRAK INFORMATION	US	Pending	12/269,969	13-Nov-2008	DISPLAY AND MANAGEMENT OF EVENTS IN TRANSPORT

[1]	All ORBCOMM LLC patents are subject to a security assignment in favor of Michael Griebman, et al securing an issue of convertible notes and recorded November 15, 2002. The underlying notes were paid or converted to preferred stock in ORBCOMM Inc. in February 2004, thus extinguishing the lien. It is now impractical to obtain releases from all former note holders.
[2]	Ibid.
[3]	Ibid.

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
TECHNOLOGIES, LLC					REFRIGERATION UNITS

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	09/416,604	12-Oct-1999	METHOD OF AND SYSTEM AND APPARATUS FOR REMOTELY MONITORING THE LOCATION, STATUS, UTILIZATION AND CONDITION OF WIDELY GEOGRAPHICALLY DISPRESED FLEETS OF VEHICULAR CONSTRUCTION EQUIPMENT AND THE LIKE AND PROVIDING AND DISPLAYING SUCH INFORMATION	6,292,724	18-Sep-2001

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	10/106,131	18-Mar-2002	METHOD OF AND SYSTEM AND APPARATUS FOR INTEGRATING MAINTENANCE VEHICLE AND SERVICE PERSONNEL TRACKING INFORMATION WITH THE REMOTE MONITORING OF THE LOCATION, STATUS, UTILIZATION AND CONDITION OF WIDELY GEOGRAPHICALLY DISPERSED FLEETS OF VEHICULAR	6,651,001	18-Nov-2003

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	10/117,548	28-Mar-2002	METHOD OF AND APPARATUS FOR DISTINGUISHING ENGINE IDLING AND WORKING HOURS	6,735,150	11-May-2004

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	09/119,461	20-Jul-1998	METHODS AND APPARATUS FOR TRUCK HUNTING DETERMINATION4	6,786,458	07-Sep-2004

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	10/198,665	16-Jul-2002	METHOD OF AND APPARATUS FOR ACCURATE RESISTANCE MEASUREMENT WITH A PROGRAMMABLE CURRENT SOURCE	6,795,783	21-Sep-2004

[4]	One inventor has not assigned his interest. He is contractually obligated to do so, but he cannot be located.

Page | 2

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
STARTRAK INFORMATION TECHNOLOGIES, LLC	AU	Granted	2002335708	04-Sep-2002	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL	2002335708	02-Oct-2008

STARTRAK INFORMATION TECHNOLOGIES, LLC	CN	Granted	02822211.3	04-Sep-2002	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL	02822211.3	24-Sep-2008

STARTRAK INFORMATION TECHNOLOGIES, LLC	MX	Granted	PA/a/04002 132	04-Sep-2002	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL	272040	20-Nov-2009

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	10/236,062	04-Sep-2002	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL5	6,863,222	08-Mar-2005

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	12/707,666	17-Feb-2010	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	12/706,263	16-Feb-2010	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	12/781,215	17-May-2010	SYSTEM AND METHOD FOR FREIGHT REFRIGERATION POWER CONTROL

STARTRAK INFORMATION	US	Granted	10/562,402	28-Feb-2007	WIRELESS CONTROL FOR CREATION OF, AND COMMAND RESPONSE TO,	7,702,327	20-Apr-2010

[5]	One inventor has not assigned his interest. He is contractually obligated to do so, but he cannot be located.

Page | 3

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
TECHNOLOGIES, LLC					STANDARD FREIGHT SHIPMENT MESSAGES6

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	12/763,188	19-Apr-2010	WIRELESS CONTROL FOR CREATION OF, AND COMMAND RESPONSE TO, STANDARD FREIGHT SHIPMENT MESSAGES7

STARTRAK INFORMATION TECHNOLOGIES, LLC	WO	Published	PCT/US04/0 20503	24-Jun-2004	WIRELESS CONTROL FOR CREATION OF, AND COMMAND RESPONSE TO, STANDARD FREIGHT SHIPMENT MESSAGES

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	12/049,999	17-Mar-2008	CONTAINER POWER SENSING SYSTEM AND METHOD	7,812,733	12-Oct-2010

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	12/898,027	05-Oct-2010	CONTAINER POWER SENSING SYSTEM AND METHOD	8,284,066	09-Oct-2012

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	12/054,380	24-Mar-2008	TRACTOR-TRAILER COUPLING DETECTION	7,911,330	22-Mar-2011

	US	Granted	12/987,204	10-Jan-2011	TRACTOR-TRAILER COUPLING DETECTION	8,704,650	22-Apr-2014

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	12/952,198	22-Nov-2010	REAL-TIME, SELF-DIRECTING UPDATING OF ASSET STATE

STARTRAK INFORMATION	AU	Granted	2008204835	09-Jan-2008	ASSOCIATION OF REFRIGERATED SHIPPING CONTAINERS WITH	2008204835	29-Aug-2013

[6]	One inventor’s assignment contains an error. The inventor is contractually obligated to assign, but cannot be located any longer to correct the error.
[7]	One inventor has not assigned his interest. He is contractually obligated to do so, but he cannot be located.

Page | 4

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
TECHNOLOGIES, LLC					DISPATCH ORDERS

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	12/693,435	25-Jan-2010	IDENTIFICATION AND ASSOCIATION OF REFRIGERATED CONTAINERS WITH DISPATCH ORDERS

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	12/836,567	14-Jul-2010	RAILCAR WEIGHING SYSTEM	8,227,713	24-Jul-2012

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	13/417,788	12-Mar-2012	RAILCAR WEIGHING SYSTEM

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	08/563,527	28-Nov-1995	METHOD AND MEANS FOR MONITORING EVENTS IN VEHICLES	5,955,942	21-Sep-1999

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	09/400,705	21-Sep-1999	METHOD AND MEANS FOR MONITORING EVENTS IN VEHICLES8	6,567,000	20-May-2003

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	12/533,962	31-Jul-2009	DETECTION OF THE STATE OF A REFRIGERATOR DOOR

STARTRAK INFORMATION TECHNOLOGIES, LLC	CA	Pending	2781258	07-Jul-2010	MONITORING OF FUEL FOR POWER LIMITED DEVICES

[8]	One inventor has not assigned his interest. He is contractually obligated to do so, but he cannot be located.

Page | 5

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
STARTRAK INFORMATION TECHNOLOGIES, LLC	EP	Pending	10797815.7	07-Jul-2010	MONITORING OF FUEL FOR POWER LIMITED DEVICES

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	12/832,047	07-Jul-2010	MONITORING OF FUEL FOR POWER LIMITED DEVICES

STARTRAK INFORMATION TECHNOLOGIES, LLC	WO	Published	PCT/US10/0 41263	07-Jul-2010	MONITORING OF FUEL FOR POWER LIMITED DEVICES

STARTRAK INFORMATION TECHNOLOGIES, LLC	AU	Pending	2011227024	21-Mar-2011	ENHANCED GPS LOCATION IN MOBILE ASSET TRACKING

STARTRAK INFORMATION TECHNOLOGIES, LLC	CA	Pending	2793865	21-Mar-2011	ENHANCED GPS LOCATION IN MOBILE ASSET TRACKING

STARTRAK INFORMATION TECHNOLOGIES, LLC	NZ	Published	602653	21-Mar-2011	ENHANCED GPS LOCATION IN MOBILE ASSET TRACKING

STARTRAK INFORMATION TECHNOLOGIES, LLC	WO	Published	PCT/US11/0 29284	21-Mar-2011	ENHANCED GPS LOCATION IN MOBILE ASSET TRACKING

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	13/240,178	22-Sep-2011	FLEXIBLE FUEL SENSOR

Page | 6

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	13/240,260	22-Sep-2011	VENTED FUEL SENSOR

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Published	13/841,517	15-Mar-2013	SELF CALIBRATING CAPACITIVE FUEL SENSOR

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Granted	12/251,445	14-Oct-2008	INTEGRATING REFRIGERATED TRANSPORT OPERATIONS AND LOGISTICS BY CREATING OPERATIONAL STATES VIA WIRELESS COMMUNICATIONS	8,390,464	05-Mar-2013

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	14/076,904	11-Nov-2013	SYSTEM AND METHOD FOR TIME-TEMPERATURE MONITORING OF TRANSPORTABLE GOODS

STARTRAK INFORMATION TECHNOLOGIES, LLC	US	Pending	13/754,384	30-Jan-2013	AUTOMATIC SELF-POWERED ANTENNA SWITCH

ORBCOMM SENS, LLC	US	Granted	09/130,854	07-Aug-1998	IN SITU REMOTE SENSING	6,317,029	13-Nov-2001

ORBCOMM SENS, LLC	US	Granted	09/045,970	21-Mar-1998	LOW-COST SATELLITE COMMUNICATION SYSTEM	6,396,819	28-May-2002

ORBCOMM SENS, LLC	US	Granted	10/054,175	22-Jan-2002	LOW-COST SATELLITE COMMUNICATION SYSTEM	6,856,606	15-Feb-2005

ORBCOMM SENS, LLC	US	Granted	10/992,173	18-Nov-2004	LOW-COST SATELLITE COMMUNICATION SYSTEM	8,494,443	23-Jul-2013

ORBCOMM SENS, LLC	US	Granted	13/422,173	16-Mar-2012	LOW-COST SATELLITE COMMUNICATION SYSTEM	8,670,707	11-Mar-2014

ORBCOMM SENS, LLC	US	Pending	61/420,226	6-Dec-2010	APPARATUS FOR ESTABLISHING MESH NETWORK FOR REEFER SENSOR

Page | 7

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
ARCHITECTURE

ORBCOMM SENS, LLC	US	Granted	61/420,253	6-Dec-2010	ADJUSTING ALARM PARAMETERS BASED ON DETECTED MODE OF TRANSPORT

ORBCOMM SENS, LLC	US	Granted	61/420,244	6-Dec-2010	RISK PROFILING USING PORTAL BASED SCANNERS

ORBCOMM SENS, LLC	US	Granted	61/430,345	9-Jan-2011	METHOD AND APPARATUS FOR RFID READER DETECTOR

ORBCOMM SENS, LLC	US	Granted	61/420,249	6-Dec-2010	INSPECTION PROTOCOL INCORPORATING LONG TERM AND SHORT TERM INSPECTION EVENTS

ORBCOMM SENS, LLC	US	Granted	61/420,239	6-Dec-2010	APPARATUS FOR PORTAL BASED SCANNING

GlobalTrak, LLC	US	Pending	13/346,624	1/9/2012	Enhanced Zigbee Mesh Network With Dormant Mode Activation

GlobalTrak, LLC	US	Pending	13/274.341	10/16/2011	CARGO CONTAINER SELF-ARMING MONITORING AND SECURITY DEVICE

GlobalTrak, LLC	US	Pending	13/289,802	11/04/2011	METHOD FOR ESTABLISHING AN IMPROMTU GEO-FENCED AREA TO ORGANIZE AND ANALYZE SHIPMENTS

GlobalTrak, LLC	US	Pending	13/290,077	11/5/2011	METHOD AND APPARATUS FOR ESTABLISHING MESHED GPS NETWORK

GlobalTrak, LLC	US	Pending	13/310,638	12/2/2011	APPARATUS FOR ESTABLISHING A MESH NETWORK FOR REEFER SENSOR ARCHITECTURE

GlobalTrak, LLC	US	Pending	13/310,659	12/2/2011	APPARATUS FOR PORTAL BASED SCANNING

GlobalTrak, LLC	US	Pending	13/310,769	12/4/2011	RISK PROFILING USING PORTAL BASED SCANNERS

GlobalTrak, LLC	US	Pending	13/311,514	12/5/2011	INSPECTION PROTOCOL INCORPORATING LONG TERM AND

Page | 8

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
SHORT TERM INSPECTION EVENTS

GlobalTrak, LLC	US	Pending	13/311,525	12/5/2011	ADJUSTING ALARM PARAMETERS BASED ON DETECTED MODE OF TRANSPORT

GlobalTrak, LLC	US	Pending	13/344,136	1/5/2012	Method and Apparatus for RFID Reader Detector

GlobalTrak, LLC	US	Pending	13/345,414	1/6/2012	Method And Apparatus For Smart Electronic Seals

GlobalTrak, LLC	US	Pending	13/345,571	1/6/2012	Apparatus for Tamper Proof Security Mechanism and Tamper Evident Indicator

GlobalTrak, LLC	US	Pending	13/407,515	2/28/2012	Method And Apparatus For Combining Temperature Data from Separate Segments of Handling

GlobalTrak, LLC	US	Pending	13/408,990	2/29/2012	Method and Apparatus for Biometric Access for E-seals

GlobalTrak, LLC	US	Pending	13/410,240	3/1/2012	Method and Apparatus for A Smart Unit Load Device (ULD) for Air Cargo Sensing

GlobalTrak, LLC	US	Pending	13/426,563	3/21/2012	Method for Establishing Platform for Translating Between Device Inputs

GlobalTrak, LLC	US	Pending	13/429,331	3/24/2012	Method and Apparatus for Geo—Fence Sampling Technique

GlobalTrak, LLC	US	Pending	13/446,905	4/13/2012	Method and Apparatus for Handling 2-D Fixes

GlobalTrak, LLC	US	Pending	13/429,332	3/24/2012	Method for Automatic Reset for Smart Containers From Remote Monitoring Station

GlobalTrak, LLC	US	Pending	13/439,884	4/05/2012	Method and Apparatus for A Handheld Terminal Applications and Implementation of Secure Authorization for Handling Freight

GlobalTrak, LLC	US	Pending	13/462,771	5/2/2012	Method for Establishing A Secure Protocol for Pairing An RFID Tag and Asset

Page | 9

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
					Monitoring Device Within A Container Suite

GlobalTrak, LLC	US	Pending	13/439,887	4/5/2012	System and Method for Authorizing Access to A Secured Container

GlobalTrak, LLC	US	Pending	13/461,724	5/1/2012	Method and Apparatus for Smart E—straps

GlobalTrak, LLC	US	Pending	13/896,296	5/16/2013	A SMART SWITCH FOR PROVIDING CONTAINER SECURITY

GlobalTrak, LLC	US	Pending	14/266,808	4/30/2014	SYSTEM AND METHOD FOR MONITORING INTEGRITY OF A TRANSPORTED CONTAINER

GlobalTrak, LLC	US	Pending	13/305,712	11/28/2011	PANEL SYSTEM AND METHOD WITH EMBEDDED ELECTRONICS

GlobalTrak, LLC	US	Granted	10/934,676	9/3/2004	SYSTEM AND METHOD FOR PROVIDING CONTAINER SECURITY	7,098,784	08/29/2006

GlobalTrak, LLC	US	Granted	11/598,828	11/14/2006	HIERARCHICAL AND DISTRIBUTED INFORMATION PROCESSING ARCHITECTURE FOR A CONTAINER SECURITY SYSTEM	8,620,623	12/31/2013

GlobalTrak, LLC	US	Granted	11/488,049	7/18/2006	SYSTEM AND METHOD FOR PROVIDING CONTAINER SECURITY	7,649,455	1/19/2010

GlobalTrak, LLC	US	Granted	11/598,827	11/14/2006	SYSTEM AND METHOD FOR AN IMAGING SYSTEM FOR A CONTAINER SECURITY SYSTEM	7,853,142	12/14/2010

GlobalTrak, LLC	US	Granted	11/598,825	11/14/2006	SYSTEM AND METHOD FOR USING METEOR BURST COMMUNICATIONS IN A CONTAINER TRACKING SYSTEM	8,010,058	08/30/2011

GlobalTrak, LLC	US	Granted	11/598,823	11/14/2006	SYSTEM AND METHOD FOR COMMUNICATIONS OF CARGO CONTAINERS IN A CONTAINER SECURITY SYSTEM USING WIRELESS AD HOC NETWORKING TECHNIQUES	7,702,358	4/20/2010

Page | 10

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
GlobalTrak, LLC	US	Granted	11/598,842	11/14/2006	SYSTEM AND METHOD FOR LOT BASED PROCESSING AND TRACKING IN A CONTAINER SECURITY SYSTEM USING WIRELESS COMMUNICATIONS	7,623,029	11/24/2009

GlobalTrak, LLC	US	Granted	11/598,829	11/14/2006	SYSTEM AND METHOD FOR AN INTEGRATED ANTENNA IN A CARGO CONTAINER MONITORING AND SECURITY SYSTEM	7,973,717	7/05/2011

GlobalTrak, LLC	US	Granted	11/598,826	11/14/2006	INTELLIGENT SENSOR OPEN ARCHITECTURE FOR A CONTAINER SECURITY SYSTEM	7,853,210	12/14/2010

GlobalTrak, LLC	US	Granted	12/017,588	01/22/2008	PANEL SYSTEM AND METHOD WITH EMBEDDED ELECTRONICS	8,138,913	3/20/2012

GlobalTrak, LLC	US	Granted	12/653,271	12/11/2009	SYSTEM AND METHOD FOR PROVIDING CONTAINER SECURITY	8,665,083	3/4/2014

GlobalTrak, LLC	US	Granted	12/658,722	2/16/2010	SYSTEM AND METHOD FOR COMMUNICATIONS OF CARGO CONTAINERS IN A CONTAINER SECURITY SYSTEM USING WIRELESS AD—HOC NETWORKING TECHNIQUES	8,515,484	7/31/2013

GlobalTrak, LLC	US	Granted	12/890,492	9/24/2010	SYSTEM AND METHOD FOR MONITORING A CONTAINER (Continuation of GT18, 2 and 1).	8,717,163	5/6/2014

GlobalTrak, LLC	US	Granted	12/917,409	11/1/2010	INTELLIGENT SENSOR OPEN ARCHITECTURE FOR A CONTAINER SECURITY SYSTEM (Con from GT-12)	7,991,357	08/02/2011

GlobalTrak, LLC	US	Granted	13/343,999	12/04/2011	RISK PROFILING USING PORTAL BASED SCANNER	8,669,861	03/11/2014

GlobalTrak, LLC	US	Granted	13/425,710	3/21/2012	METHOD AND APPARATUS FOR ELECTRONICALLY ORGANIZING TRANSPORT DOCUMENTS	8,622,294	01/07/2014

GlobalTrak, LLC	US	Granted	13/052,030	3/18/2011	SYSTEM AND METHOD FOR AN INTEGRATED ANTENNA IN A CARGO	8,462,050	06/11/2013

Page | 11

Owner:	Country	Status	Application No:	Filing Date:	Application Title:	Patent No:	Issue Date:
CONTAINER MONITORING AND SECURITY SYSTEM (Cont. of GT 10)

GlobalTrak, LLC	US	Pending	13/290,077	11/5/2011	Method And Apparatus For Establishing Meshed GPS Network

GlobalTrak, LLC	US	Pending	13/274,341	10/16/2011	Cargo Container Self—Arming Monitoring And Security Device

GlobalTrak, LLC	US	Pending	13/289,802	11/4/2011	Method for establishing an impromtu geofenced area to organize and analyze shipments

?	??	Granted?			Geofencing and Route Adherence in Global Positioning System with Signals for fewer than Three Satellites	?	?

?	US	Granted?	?	?	Information Dissemination System and Method with Central and Distributed Caches	?	?

InSync, Inc.	US	Granted	11/367,024	3/1/2006	Dynamic Product Tracking System Using RFID	7,518,511	4/14/2009

Page | 12

SCHEDULE 8

TO

SECURITY AGREEMENT

COPYRIGHTS

See attached.

Copyright	Registration Number	Registration Date	Owner	Country
Sleep mode processor	TXu001070916	10/03/02	StarTrak Logistics Management Solutions, LLC	USA

Chassis datagate	TXu001164349	10/04/02	StarTrak Logistics Management Solutions, LLC	USA

Container detecting	TXu001164348	10/04/02	StarTrak Logistics Management Solutions, LLC	USA

SCHEDULE 9

TO

SECURITY AGREEMENT

CHATTEL PAPER

None.

Schedule 9-1

SCHEDULE 10

TO

SECURITY AGREEMENT

INTELLECTUAL PROPERTY CLAIMS

None

Schedule 10-2

SCHEDULE 11

TO

SECURITY AGREEMENT

FCC LICENSES

(All held by ORBCOMM License Corp.)

FCC CALL SIGN	DESCRIPTION	EXPIRATION DATE
S2103	ORBCOMM System Space Segment License	April 2025

E940534	Blanket Mobile Earth Station License	06/12/2020

E940535	Arcade, NY Gateway Earth Station	06/12/2020

E940536	Ocilla, GA Gateway Earth Station	05/17/2020

E940537	St. Johns, AZ Gateway Earth Station	05/17/2020

E940538	E. Wenatchee, WA Gateway Earth Station	05/17/2020

E030055	INMARSAT Blanket Mobile Earth Station License	01/22/2019

E100192	INMARSAT Blanket Mobile Earth Station License	04/19/2026